UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2007

CWABS Asset-Backed Certificates Trust 2007-BC1
(Exact name of issuing entity as specified in its charter)

CWABS, Inc.
(Exact name of registrant as specified in its charter)

Countrywide Home Loans, Inc.
(Exact name of sponsor as specified in its charter)

DELAWARE	333-135846-19	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Other Events.

On February 28, 2007, CWABS, Inc. (the “Company”) entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of April 27, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), CWMBS, Inc. (“CWMBS”), CWALT, Inc. (“CWALT”), CWHEQ, Inc. (“CWHEQ”) and Deutsche Bank AG New York Branch, as counterparty (the “Counterparty”). The Item 1115 Agreement is annexed hereto as Exhibit 99.7.

Exhibit No.	Description
99.7	Item 1115 Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Managing Director

Dated: March 7, 2007

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
99.7	Item 1115 Agreement